UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

MONTE ROSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40522	84-3766197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Harrison Avenue, Suite 900

Boston, MA 02118

(Address of principal executive offices, including zip code)

(617) 949-2643

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On December 16, 2025, Monte Rosa Therapeutics, Inc. (the “Company” or "Monte Rosa") issued a press release titled “Monte Rosa Therapeutics Announces Compelling Clinical Activity of MRT-2359 in Combination with Enzalutamide in Heavily Pretreated Metastatic Castration Resistant Prostate Cancer Patients with Androgen Receptor Mutations”. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on December 16, 2025, the Company will host a webcast to discuss interim results from its ongoing Phase 1/2 clinical study evaluating MRT-2359 in combination with enzalutamide in heavily pretreated patients with metastatic castration resistant prostate cancer (“CRPC”). A copy of the presentation from the webcast will be available on the “Presentations” page of the Company’s website at www.monterosatx.com and is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 7.01 of this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

On December 16, 2025, the Company announced positive interim data from its ongoing Phase 1/2 clinical study evaluating MRT-2359 in combination with enzalutamide in heavily pretreated patients with metastatic CRPC.

The Phase 1/2 study evaluated 0.5 mg and 0.75 mg of MRT-2359 administered orally on a 21-days-on, 7-days-off drug schedule in combination with enzalutamide, an AR inhibitor. The study population as of the data cutoff date of December 3, 2025, included 20 individuals with advanced CRPC who were heavily pretreated, including 15 (75%) previously treated with a second-generation AR inhibitor, 16 (80%) previously treated with taxane chemotherapy, and 11 (55%) previously treated with Pluvicto®. For analysis of efficacy, all patients were required to be evaluable for measurable disease and not have acquired neuroendocrine differentiation, as determined by RNAseq from screening biopsies.

Summary of Phase 1/2 Study Results in Metastatic CRPC Patients

•
All 20 patients enrolled were evaluable for safety.
•
The combination of MRT-2359 and enzalutamide maintained a favorable safety profile, with manageable, primarily gastrointestinal adverse events that were classified as mild or moderate (Grade 1 or Grade 2).
•
Of the 20 patients enrolled, 14 patients were evaluable for RECIST (Response Evaluation Criteria in Solid Tumors) and were confirmed to have non-neuroendocrine mCRPC.
•
Of the 14 evaluable patients, all of whom were assessed for AR alteration status using post hoc ctDNA analysis, 4 were confirmed to have AR mutations, and all 4 of those had PSA responses, including 2 patients with PSA90 responses.
•
2 RECIST partial responses (1 confirmed partial response and 1 unconfirmed partial response) were seen in the AR mutant subset and the DCR in the AR-mutant setting was 100%.
•
In addition, 5 patients with wild-type AR or positive for ARV7 transcripts had stable disease per RECIST, several of which were associated with tumor size reductions, resulting in a DCR of 64% (9 of 14) in the overall population of 14 evaluable patients.
•
Data showed that treatment effects were durable, in particular in patients with AR mutations or naïve to AR inhibitors.
•
Clinical activity of the combination correlated to both MYC and AR pathway activity in baseline biopsies (as determined by RNAseq), and modulation of MYC, E2F, and AR pathways was seen by RNAseq in paired tumor biopsies.

Monte Rosa plans to present updated data from the Phase 1/2 study of MRT-2359 at the ASCO Genitourinary Cancers Symposium in February.

Monte Rosa plans to initiate a Phase 2 study of MRT-2359 in combination with a second-generation AR inhibitor. The study of up to 25 mCRPC patients, utilizing a two-stage design, is designed to efficiently assess the efficacy of MRT-2359 plus an AR inhibitor in mCRPC patients with AR mutations, with potential to expand the study into additional patient subsets, including patients naïve to 2nd generation AR inhibitors, should the activity in the AR mutant patient population confirm. The study will evaluate PSA response, RECIST response, duration of response, progression-free survival (PFS), radiographic progression-free survival (rPFS), and safety. The study is anticipated to start in 2026.

The Phase 1/2 study also included six patients with hormone receptor (HR)+ breast cancer. Data from this population demonstrated a favorable safety profile. However, results did not present sufficient evidence of activity to support further development in this population.

Updated Guidance for MRT-8102

Monte Rosa announced that it plans to present interim Phase 1 data on MRT-8102 in early 2026. MRT-8102 is a first-in-class, NEK7-directed MGD for inflammatory diseases driven by the NLRP3 inflammasome, IL-1β, and IL-6. The ongoing Phase 1 study includes single-ascending dose/multiple-ascending dose (SAD/MAD) cohorts in healthy volunteers, as well as a Part 3 cohort designed to evaluate potential early proof of concept in subjects at increased CVD risk. The Company has initiated dosing in Part 3 of the study.

Forward-Looking Statements

This communication includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained herein include, but are not limited to, statements about our ability to grow our product pipeline, our ability to successfully complete research and further development and commercialization of our drug candidates in current or future indications, including the timing and results of our clinical trials and our ability to conduct and complete clinical trials, statements regarding the promising interim results from our ongoing Phase 1/2 clinical study evaluating MRT-2359 in combination with enzalutamide in heavily pretreated patients with metastatic CRPC, our expectations regarding the clinical activity observed with MRT-2359 in combination with enzalutamide in heavily pretreated mCRPC patients and the significant opportunity for MRT-2359 in the rapidly evolving treatment landscape of prostate cancer, our plans to initiate a signal-confirming Phase 2 study evaluating MRT-2359 in combination with a second generation AR inhibitor in mCRPC patients with AR mutations and timing thereof, with potential to expand into additional patient subsets, the potential for the data from this study to confirm MRT-2359's clinical activity and position the program for advancement into registrational studies, the clinical significance of the clinical data read-out at upcoming scientific meetings and timing thereof, our plans to present interim Phase 1 data on MRT-8102 in early 2026, statements around our ability to capitalize on and potential benefits resulting from our research and translational insights, among others.

By their nature, these statements are subject to numerous risks and uncertainties, including those risks and uncertainties set forth in our most recent Annual Report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission on March 20, 2025, and any subsequent filings, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, any future presentations, or otherwise, except as required by applicable law. Certain information contained in these materials and any statements made orally during any presentation of these materials that relate to the materials or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of these materials, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in these materials relating to or based on such internal estimates and research.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by Monte Rosa Therapeutics, Inc. dated December 16, 2025.
99.2	MRT-2359 Phase 1/2 Clinical Data Update Presentation furnished by Monte Rosa Therapeutics, Inc. on December 16, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monte Rosa Therapeutics, Inc.

Date: December 16, 2025	By:	/s/ Markus Warmuth
Markus Warmuth
President and Chief Executive Officer